    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 16, 2002

                                             REGISTRATION NO.  333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                          ----------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933
                          ----------------------------

                          HIBBETT SPORTING GOODS, INC.
             (Exact name of registrant as specified in its charter)
                          ----------------------------

        DELAWARE                                               63-1074067
     (STATE OR OTHER                                        (I.R.S. EMPLOYER
     JURISDICTION OF                                       IDENTIFICATION NO.)
    INCORPORATION OR
      ORGANIZATION)

                               451 INDUSTRIAL LANE
                            BIRMINGHAM, ALABAMA 35211
                                 (205) 942-4292
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                          ----------------------------

                                  GARY A. SMITH
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                          HIBBETT SPORTING GOODS, INC.
                               451 INDUSTRIAL LANE
                            BIRMINGHAM, ALABAMA 35211
                                 (205) 942-4292
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                          ----------------------------

                                   COPIES TO:

                               STEVEN DELLA ROCCA
                                LATHAM & WATKINS
                          885 THIRD AVENUE, SUITE 1000
                            NEW YORK, NEW YORK 10022
                                 (212) 906-1200
                          ----------------------------

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |x|

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |x| (Reg. No. 333-73962)

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |

      If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box.  | |
================================================================================
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

======================================================================================================================
                                           CALCULATION OF REGISTRATION FEE



                                                   Proposed Maximum      Proposed Maximum
 Title Of Shares To Be        Amount To Be          Aggregate Price         Aggregate               Amount of
       Registered              Registered           Per Share(1)(2)     Offering Price(1)(2)     Registration Fee
 ---------------------        ------------         ----------------     --------------------     ----------------
Common Stock                     180,000              $30.31            $5,455,800                $1,303.94
======================================================================================================================

---------------------------
(1) Based on the average of the high and low prices of our common stock as reported on the Nasdaq National Market on January 10, 2002.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933.

      The contents of the registration statement on Form S-3 (Reg. No. 333-73962) filed by Hibbett Sporting Goods, Inc. pursuant to the Securities Act of 1933, as amended, are hereby incorporated by reference in this Registration Statement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on January 16, 2002.

                                    HIBBETT SPORTING GOODS, INC.


                                    By:  /s/ Gary A. Smith
                                       ---------------------------------
                                       Gary A. Smith
                                       Vice President and Chief Financial
                                       Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                       Title                           Date

*                               Chief Executive Officer and     January 16, 2002
------------------------        Director
Michael J. Newsome

*                               Vice President and Chief        January 16, 2002
------------------------        Financial Officer (Principal
Gary A. Smith                   Financial and Accounting
                                Officer)

*                               Director                        January 16, 2002
------------------------
John F. Megrue

*                               Director                        January 16, 2002
------------------------
Clyde B. Anderson

*                               Director                        January 16, 2002
------------------------
F. Barron Fletcher, III

*                               Director                        January 16, 2002
------------------------
Thomas A. Saunders, III

*                               Director                        January 16, 2002
------------------------
H. Ray Compton

*                               Director                        January 16, 2002
------------------------
Carl Kirkland

*  /s/ Gary A. Smith
------------------------------
Attorney-in-Fact

                                  EXHIBIT INDEX

  Exhibit
  Number                                Description
----------     -----------------------------------------------------------------
      5.1  +   Opinion of Latham & Watkins

     23.1  +   Consent of Arthur Andersen LLP

     23.2  +   Consent of Latham & Watkins (included in Exhibit 5.1 to this
               Registration Statement)
     24.1  *   Power of Attorney

       +        Filed herewith.
       *        Filed as Exhibit 24.1 to Registrant's Registration Statement on
                Form S-3 (Reg. No. 333-73962), filed with the Securities and
                Exchange Commission on November 23, 2001.